Fund Name
Issuer
Date of
Purchase
Aggregate
principal
amount of
purchase
Aggregate
principal
amount of
offering
Purchase
price (net
of fees and
expenses)
Date offering
commenced
Price paid by
each
purchaser of
these
securities in
this or any
concurrent
offering
Underwriter
from whom
purchased
Name of Affiliated
Underwriter (as defined in
the Rule 10f-3 procedures)
managing or participating
in syndicate (attach list of all
members of syndicate)
Commission,
spread or
profit

































Harvest
Funds
Intermediate
Bond (Fund
5144)

 Maoye
International Hldg

10/18/2017
500,000
300,000,000
100
10/17/2017
500,000
DB
DB, China Merchant
Securities, Guotai Junan,
Haitong
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)

 Maoye
International Hldg

10/19/2017
500,000
300,000,000
100
10/17/2017
500,000
DB
DB, China Merchant
Securities, Guotai Junan,
Haitong
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144)
Press Metal Labuan
LTD
10/24/2017
600,000
400,000,000
100
10/23/2017
600,000
DB
DB, CITI, JPM, Maybank
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144
Wisdom Glory Group
LTD
07/12/2017
450,000
450,000,000
100
07/11/2017
100
HSBC
CCB International, Citi,
Credit Suisse Founder
Securities Ltd, Deutsche Bank
AG, HSBC, Orient Securities
Co Ltd
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144
Softbank Group Corp
07/13/2017
600,000
2,750,000,000
100
07/12/2017
100
MS
Bank of America Merrill
Lynch, Credit Agricole CIB,
Credit Suisse, Deutsche Bank
Securities Inc, JP Morgan
Securities PLC, Morgant
Stanley & Co International
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144
Greenko Dutch BV
07/18/2017
600,000
350,000,000
100
07/17/2017
100
DB
Barclays Bank PLC, Deutsche
Bank AG London, Investec
Ltd, JP Morgan Securities
PLC, Morgan Stanley & Co
International
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144
Parkway Pantai LTD
07/19/2017
500,000
500,000,000
100
07/20/2017
100
DB
Deutsche Bank
AG/Singapore, HSBC
Singapore
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144
Azure Power Energy
LTD
07/21/2017
700,000
500,000,000
99.973
07/27/2017
99.973
JPM
Barclays Capital, Credit
Suisse, Deutsche Bank
Securities Inc, HSBC
Securities, JP Morgan
Securities, Societe Generale
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144
EHI Car Services LTD
08/07/2017
450,000
400,000,000
100
08/03/2017
100
JPM
Deutsche Bank AG/Hong
Kong, JP Morgan Securities
Asia LTD
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144
China Grt Wall INTL III
08/25/2017
400,000
500,000,000
100
08/24/2017
100
Standard
Chartered
Bank
Bank of China International
Ltd, CCB International
Securities Ltd, CEB
International Capital Corp
Ltd, China Minsheng Banking
Corp Ltd, Citi,
Commonwealth Bank of
Australia, Deutsch Bank,
Guotai Junan Securities Co
Ltd, HSBC, ICBC(Asia),
ICBC International Securities
Ltd, JP Morgan, Morgan
Stanley Nomura International
(HK), Shanghai Pudong
Development bank, Standard
Chartered Bank
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144
AYC Finance LTD
09/07/2017
850,000
400,000,000
100
09/06/2017
100
HSBC
Deutsche Capital Hong Kong
Ltd, HSBC, JP Morgan
Securities Thailand Ltd, BPI
Capital Corporation
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144
CHN Aoyuan Property
GRP
09/08/2017
400,000
250,000,000
100
09/06/2017
100
Bank of
America
Merrill Lynch
ABC International Holding,
AMTD Asset Management
Ltd, Bank of America Merrill
Lynch, China Merchants
Securities, Deutsche Bank
AG/Hong Kong, Guotai
Junan, Haitong International
Securities, Morgan Stanley,
UBS
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144
Santos Finance LTD
09/11/2017
1,000,000
800,000,000
99.481
09/07/2017
99.481
Citi
Citigroup Global Markets Ltd,
Deutsche Bank AG
NA

































Harvest
Funds
Intermediate
Bond (Fund
5144
Wynn Macau LTD
09/14/2017
600,000
600,000,000
100
09/13/2017
100
DB
Bank of America Merrill
Lynch, BNP Paribas, BOC
International Holdings Ltd,
DBS Bank Ltd, Hong Kong,
Deutsche Bank Securities Inc,
ICBC Macau, Scotiabank,
SMBC Nikko Capital Markets
Ltd, United Overseas Bank
Ltd/Hong Kong
NA
Harvest
Funds
Intermediate
Bond (Fund
5144
Postal Savings BK
China
09/21/2017
200,000
7,250,000,000
100
09/21/2017
100
HSBC
CCB International Securities
Ltd, China International
Capital Corp, China
Merchants Securities (HK),
CITIC CLSA Capital Mkts,
Credit Agricole CIB/Hong
Kong, Goldman Sachs (Asia)
Haitong International
Financial Securities, HSBC,
Huarong International
Financial Holding,
ICBC(Asia), ICBC
International Securities Ltd,
JP Morgan/Hong Kong,
Morgan Stanley Asia Ltd,
Morgan Stanley Asia Ltd,
Ping An of China Securities
Hong Kong, Standard
Chartered Bank Hong Kong,
UBS
NA